UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 10, 2008

INTEGRITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-33005	58-2508612

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022
(Address of principal executive offices)

(770) 777-0324
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
SIGNATURES

     Item 1.03 Bankruptcy or Receivership
     On October 10, 2008, Integrity Bancshares, Inc., a Georgia corporation (the “Company”), filed a voluntary petition for relief pursuant to Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Georgia, Bankruptcy Case No. 08-80512.
     The bankruptcy trustee is Jordan E. Lubin, Building 2, 8325 Dunwoody Place, Atlanta, Georgia 30350,. The trustee was appointed on October 13, 2008 and will be responsible for the wind-up of the Company’s business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRITY BANCSHARES, INC.
Dated: October 16, 2008	By:	/s/ Patrick M. Frawley
		Name:	Patrick M. Frawley
		Title:	President and Chief Executive Officer